John Hancock Funds

                                   Intermediate
                                     Maturity
                                   Government
                                      Fund

                                  ANNUAL REPORT

                                  March 31, 1997



DIRECTORS

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market has recently given investors its starkest reminder in some time of one of investing's basic tenets: markets move down, as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now entering its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder if the bull market is running out of steam. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all the market had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8% for the year, within shouting distance of a 10% correction.

As the market continues to fret over possible interest-rate hikes and the potential for an inflation spike, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last ten years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

If you use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional, some long-term gain will come from the market's recent short-term pain. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY ROGER HAMILTON, PORTFOLIO MANAGER

John Hancock
Intermediate Maturity
Government Fund

Economy's continued strength disappoints bond market

The bond market's story unfolded in three chapters last year. It opened in the spring with mixed economic signals making for a choppy market. Then over the summer and into the fall, weaker economic numbers quieted inflation concerns and bond prices rallied. Starting in December, strong economic growth rekindled inflation worries, causing bond prices to fall. Short-term yields moved up more than long-term yields, as concern grew that the Federal Reserve would raise interest rates. This caused the yield curve -- the difference between long-term and short-term rates -- to flatten. By late March, yields on five-year Treasuries had climbed to 6.74% -- up from 5.83% in November. On March 25, the Fed raised short-term rates for the first time since early 1995.

"With bond
prices making
little headway,
investors
searched for
yield."

A 2 1/4" x 3 3/4" photo of Roger Hamilton and Barry Evans. Caption reads: "Roger Hamilton (right), portfolio manager and Barry Evans
(seated), head of the Government Fixed-Income department."

With bond prices making little headway, investors searched for yield. As a result, higher-yielding securities -- including both corporate bonds and mortgage securities -- outpaced Treasuries. Mortgages, which lagged corporates in 1995, also benefited from the small net change in interest rates over the course of the year. This environment helped lower prepayment risk -- the risk that homeowners would pay off their mortgages early, forcing investors to reinvest at lower rates.


Pie chart with the heading "Portfolio Diversification" at the top of left hand column. The chart is divided into two sections. Going from left to right: U.S. Government Agency Bonds 51%; U.S. Treasury Bonds & Other 49%. A footnote below states: "As a percentage of net assets on March 31, 1997."

"The Fund
benefited
from focusing
on mortgage
securities."

Right places, right times

John Hancock Intermediate Maturity Government Fund's Class A and Class B shares delivered total returns of 4.56% and 3.84%, respectively, at net asset value, for the year ended March 31, 1997. By comparison, the average intermediate-term government fund returned 3.87% over the same period, according to Lipper Analytical Services.1 During the same period, the Lehman Brothers Intermediate Government Bond Index returned 4.75%. Please see pages six and seven for longer-term performance information.

The Fund benefited from focusing on mortgage securities. We ended the period with a 51% stake in mortgages, compared to 54% a year earlier. But in the interim, we pushed mortgages up to 66% of the Fund's total investments. About one third of this was in 15-year traditional mortgages, which were in heavy demand at a time when issuance was diminishing. These did so well that late in the period we decided to take some profits. Our timing worked out well, as market volatility increased in the weeks preceding the Fed's March meeting. This, in turn, hurt the mortgage sector.

We also took advantage of the yield curve flattening by investing the proceeds from our mortgage sales in Treasuries at either end of the maturity spectrum. We did this because five-year Treasuries tend to do worse than combinations of two- and 30-year issues when interest rates go up. By the end of the period, about half the Fund's 46% stake in Treasuries was in bonds with maturities of less than one year or more than 10 years. Having more long- and short-term Treasuries moved the Fund toward more of a barbell strategy. By comparison, six months earlier we'd had a bullet strategy, focusing 80% of our Treasuries in the one- to 10-year range.

Duration changes, second half

During the first part of the Fund's fiscal year, we treaded water with duration shifts. Duration measures how sensitive bond prices are to changes in interest rates. The longer a bond's duration, the more its price will move down when interest rates move up (or up when rates move down). But in the second half of the year, we made two duration moves that gave us a slight edge. In October, we lengthened the Fund's duration to 4.1 years from 3.8 years. We did this because we were still seeing weak economic numbers and wanted to catch some of the bond market's rally. In December, when we began seeing stronger economic numbers, we shortened duration to 3.5 years. This helped protect the Fund's net asset value. We later adjusted duration back up to 3.8 years -- about where we began six months ago and what we've averaged over the past year. This is a fairly neutral duration relative to the Fund's peer group.

We plan to keep a neutral or shorter duration near term, but we expect the Fund to have a longer duration in six months. Yields still seem to have room to climb, but will most likely start falling a few months before the Fed has made its last rate hike. That's what happened in late 1994 and early 1995. Our goal will be to lengthen duration before rates begin falling.



Bar chart with heading "Fund Performance" at top left hand column. Under the heading is the footnote: "For the year ended March 31, 1997." The chart is scaled in increments of 1% with 5% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 4.56% total return for John Hancock Intermediate Maturity Government Fund: Class A. The second represents the 3.84% total return for John Hancock Intermediate Maturity Government Fund:
Class B. The third represents the 3.87% total return for the Average Intermediate term Government Fund. Footnote below reads: "The total returns for John Hancock Intermediate Maturity Government Fund are at net asset value with all distributions reinvested. The average intermediate term government fund is tracked by Lipper Analytical Services (1). See the following two pages for historical performance information."

A look into the future

We believe the economy will remain strong longer than expected, due to continued low unemployment. But at some point in the next six months, economic growth should slow. We'll be watching several indicators to determine what's ahead. A rise in the benefits component of the employment cost index would confirm that compensation is rising. A longer delivery time for vendors would point to continued economic strength. By contrast, a sharp drop in the stock market or slackening in retail sales would most likely signal a weakening economy. The Fed will use measures like these to determine how many more rate increases are necessary to slow the economy or keep a lid on inflation.

When economic growth finally shows hints of slowing, there should be great buying opportunities in the bond market. Prices have already been falling, even though real (after-inflation) yields are already near historical highs. The key is whether inflation stays low (between 2% and 3%). We're optimistic that it will, given the global nature of competition, the globalization of labor and raw materials inputs, the decreasing cost of technology, and the increase in savings among baby boomers.

Our goal, as always, is to provide Fund shareholders with a competitive total return and yield. To do this near term, we'll be adding to our mortgage stake. While mortgages are expensive from a historical standpoint, we don't expect them to get much cheaper. Given the tremendous inflows into securities markets worldwide, it seems just a matter of time before investors return to mortgages in search of higher yield. As that happens, we expect prices to rise.

"We believe
the economy
will remain
strong longer
than
expected..."

----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Maturity Government Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 3% and declining to 0% over five years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997
                                 ONE          FIVE         LIFE OF
                                YEAR         YEARS          FUND
                             ---------    ----------     ----------
John Hancock Intermediate
Maturity Government
Fund: Class A                  1.42%        21.10%        23.46%(1)

John Hancock Intermediate
Maturity Government
Fund: Class B                  0.84%        20.83%        23.00%(1)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997
                                 ONE          FIVE         LIFE OF
                                YEAR         YEARS          FUND
                             ---------    ----------     ----------
John Hancock Intermediate
Maturity Government Fund:
Class A (2)                    1.42%         3.90%         4.10%(1)
John Hancock Intermediate
Maturity Government Fund:
Class B (2)                    0.84%         3.86%         4.02%(1)
As of March 31, 1997


YIELDS

As of March 31, 1997                   SEC 30-DAY
                                         YIELD
                                       ----------
John Hancock Intermediate Maturity
Government Fund: Class A                 6.13%
John Hancock Intermediate Maturity
Government Fund: Class B                 5.56%

Notes to Performance

(1)Class A and Class B shares started on December 31, 1991.

(2)The adviser voluntarily reduced a portion of the management fee during the period. Without the reduction of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 0.72%, 3.35% and 3.53% for Class A shares respectively, and for Class B shares 0.14%, 3.31% and 3.45% respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Intermediate Maturity Government Fund would be worth on March 31, 1997, assuming you invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Lipper Intermediate U.S. Government Index and Lehman Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of five to ten years. The Lehman Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. Government Agency bonds.

Intermediate Maturity Government Fund
Class A shares

Line chart with the heading Intermediate Maturity Government  Fund:
Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the Lehman Government Bond Index and is equal to $13,381 as of March 31, 1997. The second line represents the value of the Lipper Intermediate Government Bond Index and is equal to $13,103 as of March 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $12,716 as of March 31, 1997. The fourth line represents the Intermediate Maturity Government Fund after sales charge and is equal to $12,234 as of March 31, 1997.

Intermediate Maturity Government Fund
Class B shares

Line chart with the heading Intermediate Maturity Government  Fund:
Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Intermediate Government Bond Index and is equal to $13,831 as of March 31, 1997. The second line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $13,103 as of March 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $12,289 as of March 31, 1997.

*No contingent deferred sales charge applicable


FINANCIAL STATEMENTS

John Hancock Funds - Intermediate Maturity Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on March 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
March 31, 1997
------------------------------------------------------------------
Assets:
Investments at value - Note C:
United States government and agencies obligations
(cost - $28,241,831)                                  $ 27,915,593
Joint repurchase agreement (cost - $563,000)               563,000
Corporate savings account                                      588
                                                      ------------
                                                        28,479,181
Receivable for investments sold                          5,189,647
Interest receivable                                        297,167
Other assets                                                 9,820
                                                      ------------
Total Assets                                            33,975,815
------------------------------------------------------------------
Liabilities:
Payable for investments purchased                        4,981,715
Dividend payable                                            17,444
Payable for shares repurchased                             112,724
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                      8,671
Accounts payable and accrued expenses                       33,125
                                                      ------------
Total Liabilities                                        5,153,679
------------------------------------------------------------------
Net Assets:
Capital paid-in                                         29,780,236
Accumulated net realized loss on investments              (625,615)
Net unrealized depreciation of investments                (326,023)
Distributions in excess of net investment income            (6,462)
                                                      ------------
Net Assets                                            $ 28,822,136
==================================================================

Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $22,042,987 / 2,353,191                     $       9.37
==================================================================
Class B - $6,779,149 / 723,705                        $       9.37
==================================================================
Maximum Offering Price Per Share*
Class A - ($9.37 x 103.09%)                                  $9.66
==================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended March 31, 1997
------------------------------------------------------------------
Investment Income:
Interest                                               $ 2,552,330
                                                       -----------
Expenses:
Investment management fee - Note B                         132,601
Distribution and service fee - Note B
Class A                                                     64,288
Class B                                                     68,775
Transfer agent fee - Note B                                 43,780
Custodian fee                                               40,119
Registration and filing fees                                31,940
Auditing fee                                                13,736
Printing                                                     9,158
Organization expense - Note A                                7,252
Financial services fee - Note B                              4,508
Trustees' fees                                               3,074
Miscellaneous                                                1,004
Advisory board fee                                             436
Legal fees                                                     197
                                                       -----------
Total Expenses                                             420,868
------------------------------------------------------------------
Less Expenses Reductions -
Note B                                                    (122,053)
------------------------------------------------------------------
Net Expenses                                               298,815
------------------------------------------------------------------
Net Investment Income                                    2,253,515
------------------------------------------------------------------
Realized and Unrealized Loss on Investments:
Net realized loss on investments sold                     (759,398)
Change in net unrealized appreciation/depreciation
of investments                                             (37,403)
                                                       -----------
Net Realized and Unrealized
Loss on Investments                                       (796,801)
------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                             $  1,456,714
==================================================================

See notes to financial statements.




Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED MARCH 31,
                                                                                          ------------------------------------
                                                                                              1996                     1997
                                                                                          ------------            ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                     $  2,005,181            $  2,253,515
Net realized gain (loss) on investments sold                                                   333,135                (759,398)
Change in net unrealized appreciation/depreciation of investments                             (577,061)                (37,403)
                                                                                          ------------            ------------
Net Increase in Net Assets Resulting from Operations                                         1,761,255               1,456,714
                                                                                          ------------            ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6385 and $0.6612 per share, respectively)                                     (1,494,279)             (1,787,778)
Class B - ($0.5746 and $0.5968 per share, respectively)                                       (540,604)               (466,451)
Dividends from net realized gain on investments sold
Class A - (none and $0.0782 per share, respectively)                                                --                (189,501)
Class B - (none and $0.0782 per share, respectively)                                                --                 (58,760)
                                                                                          ------------            ------------
Total Distributions to Shareholders                                                         (2,034,883)             (2,502,490)
                                                                                          ------------            ------------
From Fund Share Transactions - Net*                                                         15,373,658              (7,687,534)
                                                                                          ------------            ------------
Net Assets:
Beginning of period                                                                         22,455,416              37,555,446
                                                                                          ------------            ------------
End of period (including undistributed net investment income and distributions
in excess of net investment income of $3,180 and $6,462, respectively)                    $ 37,555,446            $ 28,822,136
                                                                                          ============            ============

* Analysis of Fund Share Transactions:
                                                                            YEAR ENDED MARCH 31,
                                             -----------------------------------------------------------------------------------
                                                             1996                                          1997
                                             ------------------------------------         --------------------------------------
                                                 SHARES                AMOUNT                  SHARES                AMOUNT
                                               ----------           ------------             ---------            ------------
CLASS A
Shares sold                                     1,360,554           $ 13,397,732               387,191            $  3,706,355
Shares issued in reorganization - Note D        2,305,865             22,643,129                    --                      --
Shares issued to shareholders in
reinvestment of distributions                      54,240                535,013                77,547                 741,124
                                               ----------           ------------             ---------            ------------
                                                3,720,659             36,575,874               464,738               4,447,479
Less shares repurchased                        (2,047,851)           (20,195,985)           (1,107,750)            (10,635,603)
                                               ----------           ------------             ---------            ------------
Net increase (decrease)                         1,672,808             16,379,889              (643,012)             (6,188,124)
                                                =========           ============             =========            ============
CLASS B
Shares sold                                       128,155              1,251,224               465,120               4,452,149
Shares issued in reorganization - Note D           77,218                758,254                    --                      --
Shares issued to shareholders in
reinvestment of distributions                      33,456                329,875                32,043                 306,162
                                               ----------           ------------             ---------            ------------
                                                  238,829              2,339,353               497,163               4,758,311
Less shares repurchased                          (329,486)            (3,345,584)             (654,247)             (6,257,721)
                                               ----------           ------------             ---------            ------------
Net decrease                                      (90,657)         ($  1,006,231)             (157,084)          ($  1,499,410)
                                                =========           ============             =========            ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in amount of money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                           ------------------------------------------------------------------
                                                             1993           1994            1995(1)        1996          1997
                                                           -------        -------         -------        -------       -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $ 10.03        $ 10.05         $  9.89        $  9.79       $  9.69
                                                           -------        -------         -------        -------       -------
Net Investment Income                                         0.58           0.41            0.49           0.62          0.67
Net Realized and Unrealized Gain (Loss) on Investments        0.02          (0.16)          (0.11)         (0.08)        (0.25)
                                                           -------        -------         -------        -------       -------
Total from Investment Operations                              0.60           0.25            0.38           0.54          0.42
                                                           -------        -------         -------        -------       -------

Less Distributions:
Dividends from Net Investment Income                        (0.58)          (0.41)          (0.48)         (0.64)        (0.66)
Distributions from Net Realized Gain on Investments Sold       --              --              --             --         (0.08)
                                                          -------         -------         -------        -------       -------
Total Distributions                                         (0.58)          (0.41)          (0.48)         (0.64)        (0.74)
                                                          -------         -------         -------        -------       -------
Net Asset Value, End of Period                            $ 10.05         $  9.89         $  9.79        $  9.69       $  9.37
                                                          =======         =======         =======        =======       =======
Total Investment Return at Net Asset Value (2)               6.08%           2.51%           3.98%          5.60%         4.56%
Total Adjusted Investment Return
at Net Asset Value (2,3)                                     5.53%           2.27%           3.43%          4.83%         4.19%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                 $33,273         $24,310         $12,950        $29,024       $22,043
Ratio of Expenses to Average Net Assets (4)                  0.50%           0.75%           0.80%          0.75%         0.75%
Ratio of Adjusted Expenses to Average Net Assets (4,5)       1.05%           0.99%           1.35%          1.45%         1.12%
Ratio of Net Investment Income to Average Net Assets         5.47%           4.09%           4.91%          6.49%         6.99%
Ratio of Adjusted Net Investment Income to Average
Net Assets (5)                                               4.92%           3.85%           4.36%          5.79%         6.62%
Fee Reduction Per Share (7)                               $  0.06         $  0.02         $  0.05        $  0.07       $  0.04
Portfolio Turnover Rate                                       186%            244%            341%           423%(6)       427%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the
Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                           ------------------------------------------------------------------
                                                             1993           1994            1995(1)        1996          1997
                                                           -------        -------         -------        -------       -------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $ 10.03        $ 10.05         $  9.89        $  9.79       $  9.69
                                                           -------        -------         -------        -------       -------
Net Investment Income                                         0.51           0.34            0.43           0.57          0.60
Net Realized and Unrealized Gain (Loss) on Investments        0.02          (0.16)          (0.11)         (0.10)        (0.24)
                                                           -------        -------         -------        -------       -------
Total from Investment Operations                              0.53           0.18            0.32           0.47          0.36
                                                           -------        -------         -------        -------       -------
Less Distributions:
Dividends from Net Investment Income                         (0.51)         (0.34)          (0.42)         (0.57)        (0.60)
Distributions from Net Realized Gain on Investments Sold        --             --              --             --         (0.08)
                                                           -------        -------         -------        -------       -------
Total Distributions                                          (0.51)         (0.34)          (0.42)         (0.57)        (0.68)
                                                           -------        -------         -------        -------       -------
Net Asset Value, End of Period                             $ 10.05        $  9.89         $  9.79        $  9.69       $  9.37
                                                           =======        =======         =======        =======       =======
Total Investment Return at Net Asset Value (2)                5.40%          1.85%           3.33%          4.92%         3.84%
Total Adjusted Investment Return at Net Asset Value (2,3)     4.85%          1.61%           2.78%          4.15%         3.47%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                  $13,753        $11,626         $ 9,506        $ 8,532       $ 6,779
Ratio of Expenses to Average Net Assets (4)                   1.15%          1.40%           1.45%          1.40%         1.43%
Ratio of Adjusted Expenses to Average Net Assets (4,5)        1.70%          1.64%           2.00%          2.10%         1.80%
Ratio of Net Investment Income to Average Net Assets          4.82%          3.44%           4.26%          5.80%         6.30%
Ratio of Adjusted Net Investment Income
to Average Net Assets (5)                                     4.27%          3.20%           3.71%          5.10%         5.93%
Fee Reduction Per Share (7)                                $  0.06        $  0.02         $  0.05        $  0.07       $  0.04
Portfolio Turnover Rate                                        186%           244%            341%           423%(6)       427%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(4) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the
    "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.

(5) Unreimbursed, without fee reduction.

(6) Portfolio turnover rate excludes merger activity.

(7) Based on average month end shares outstanding.

See notes to financial statements.





Schedule of Investments
March 31, 1997
----------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Intermediate Maturity Government Fund on March 31,
1997. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.
                                                                                PAR  VALUE
                                                      INTEREST      MATURITY      (000'S     MARKET
ISSUER, DESCRIPTION                                     RATE          DATE       OMITTED)     VALUE
-------------------                                   --------      --------    ----------   ------
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
Governmental - U.S. (46.00%)
United States Treasury,
Bond                                                   11.125%      08/15/03    $2,000    $ 2,434,380
Bond                                                   12.000       08/15/13     2,250      3,093,390
Bond                                                    6.625       02/15/27     1,000        940,940
Note                                                    8.500       05/15/97     2,000      2,006,880
Note                                                    9.250       08/15/98     1,975      2,050,287
Note                                                    7.875       08/15/01     1,000      1,041,720
Note                                                    6.375       09/30/01       500        492,420
Note                                                    6.625       03/31/02       500        496,955
Note                                                    6.500       10/15/06       725        702,460
                                                                                          -----------
                                                                                           13,259,432
                                                                                          -----------
Governmental - U.S. Agencies (50.85%)
Federal Home Loan Mortgage Corp,
Adjustable Rate Mortgage                                7.250*      05/01/17        52         53,483
Adjustable Rate Mortgage                                7.750*      10/01/18        58         59,238
Federal National Mortgage Association,
15 Yr Pass thru Ctf                                     7.500       06/01/10     2,195      2,203,518
15 Yr Pass thru Ctf                                     7.000       10/01/11     2,932      2,881,911
Adjustable Rate Mortgage                                6.685*      03/01/14        45         45,237
                                                                 to 06-01-14
Adjustable Rate Mortgage                                6.875*      05/01/17        46         46,742
Adjustable Rate Mortgage                                7.453*      05/01/17       200        203,722
Adjustable Rate Mortgage                                7.050*      03/01/27        40         40,329
Government National Mortgage Association,
30 Yr SF Pass thru Ctf                                 12.000       02/15/14        24         27,318
30 Yr SF Pass thru Ctf                                 12.500       07/15/15        37         43,671
30 Yr SF Pass thru Ctf                                  7.500       05/15/24     1,913      1,884,013
30 Yr SF Pass thru Ctf                                  8.000       05/15/25     5,769      5,805,701
                                                                 to 10-15-25
Adjustable Rate Mortgage                                6.875*      10/20/23     1,335      1,361,278
                                                                                          -----------
                                                                                           14,656,161
                                                                                          -----------
TOTAL U.S. GOVERNMENT AND
AGENCIES OBLIGATIONS
(Cost $28,241,831)                                                              (96.85%)   27,915,593
                                                                                 -----    -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.96%)
Investment in a joint repurchase agreement
transaction with Toronto-Dominion Bank -
Dated 03-31-97, Due 04-01-97
(secured by U.S. Treasury Notes, 4.75% thru 8.75%,
Due 10-15-97 thru 03-31-02, U.S. Treasury Bonds, 7.25%
thru 11.875%, Due 11-15-02 thru 08-15-20) - Note A      6.750%      04/01/97      $563       $563,000
                                                                                          -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                                588
                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS                                                     (1.96%)      563,588
                                                                                 -----    -----------
TOTAL INVESTMENTS                                                               (98.81%)  $28,479,181
                                                                                 =====    ===========

* Represents rate in effect on March 31, 1997

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. As of August 30, 1996, the Trust consists of three series: John Hancock Intermediate Maturity Government Fund (the "Fund"), John Hancock Government Income Fund and John Hancock High Yield Bond Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,214,712 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 1997 - $5,412,804, December 31, 1998 - $653,763, December 31, 1999 -
$2,207,560, December 31, 2000 - $23,234, December 31, 2001 -
$4,062,681, December 31, 2002 - $427,159, December 31, 2004 -
$427,511. The Fund's tax year end is December 31. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses of $10,863 attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day (January 1, 1997) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.



EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which were not readily identifiable to a specific fund were allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual basis of 0.40% of the Fund's average daily net asset value.

The Adviser has temporarily agreed to limit fund expenses, including the management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Effective December 24, 1996, the limitation on Class B shares of the Fund increased to 1.50% from 1.40% of the average daily net assets due to an increase in the 12b-1 distribution rate from 0.90% to 1.00% of the average daily net assets. Accordingly, for the period ended March 31, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $122,053.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended March 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $26,407. Out of this amount, $5,936 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $12,771 was paid as sales commissions to unrelated broker-dealers and $7,700 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended March 31, 1997, contingent deferred sales charges amounted to $8,965.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expense.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the fiscal year was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At March 31, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $215.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended March 31, 1997 aggregated
$142,055,104 and $151,213,881, respectively.

The cost of investments owned at March 31, 1997 (excluding the corporate savings account) for federal income tax purposes was $28,976,916. Gross unrealized appreciation and depreciation of investments aggregated $93,096, and $591,419, respectively, resulting in net unrealized depreciation of $498,323.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Intermediate Government Trust, (JHIGT) approved a plan of reorganization between JHIGT and the Fund providing for the transfer of substantially all of the assets and liabilities of JHIGT to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition after the close of business on September 22, 1995 was accounted for as a tax free exchange of 672,093 Class A shares, and 48,918 Class B shares for the net assets of JHIGT which amounted to $6,599,818 and $480,359 for Class A and Class B shares, respectively, including $89,503 of unrealized appreciation.

Also on September 8, 1995, the shareholders of John Hancock U.S. Government Trust, (JHUSGT) approved a plan of reorganization between JHUSGT and the Fund providing for the transfer of substantially all of the assets and liabilities of JHUSGT to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition after the close of business on September 22, 1995 was accounted for as a tax free exchange of 1,633,772 Class A shares, and 28,300 Class B shares for the net assets of JHUSGT which amounted to $16,043,311 and $277,895 for Class A and Class B shares, respectively, including $362,315 of unrealized appreciation.

After the close of business on September 22, 1995, and prior to the acquisitions referred to above, the Portfolio (The Adjustable U.S. Government Fund, the mutual fund in which the Funds invested all of their assets) collapsed into the Fund in a tax free reorganization resulting in increases in the Fund's undistributed net income of $16,545, unrealized appreciation of investments of $183,471 accumulated net realized loss on investments of $203,823 and capital paid-in of $3,807.

NOTE E --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the period ended March 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $48,909, a decrease in accumulated net investment loss of $8,928 and an increase in capital paid-in of $39,981. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.



REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust
John Hancock Intermediate Maturity Government Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Intermediate Maturity Government Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Intermediate Maturity Government Fund portfolio of John Hancock Bond Trust at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                /S/ Ernst & Young LLP

Boston, Massachusetts
May 9, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended December 31, 1996

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1996 dividends qualify for the dividends received deduction available to corporations.

U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills, and notes was 34.10% at year end. The percentage of income derived from U.S. Treasury bonds, bills, and notes was 46.59%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 7.77% at year end. The percentage of income derived from these investments was 0.97% For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.


NOTES

John Hancock Funds - Intermediate Maturity Government Fund



NOTES

John Hancock Funds - Intermediate Maturity Government Fund



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                                      5500A 3/97
                                            5/97